KraneShares Trust

KraneShares E Fund China Commercial Paper ETF

Summary Prospectus | August 1, 2016, as supplemented on November 2, 2016

Principal Listing Exchange for the Fund: NYSE Arca, Inc. | Ticker Symbol: KCNY

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, recent reports to shareholders and other information about the Fund online at www.kraneshares.com. You can also get this information at no cost by calling 1-855-857-2638, by sending an e-mail request to KraneFunds@seic.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, each dated August 1, 2016, as each may be amended or supplemented from time to time, and recent reports to shareholders are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

KraneShares E Fund China Commercial Paper ETF

Investment Objective

The KraneShares E Fund China Commercial Paper ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of a specific foreign fixed income securities benchmark. The Fund’s current benchmark is the CSI Diversified High Grade Commercial Paper Index (the “Underlying Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The table below does not include the brokerage commissions that you may pay when purchasing or selling shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.68%
Distribution and/or Service (12b-1) Fees*	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.69%
Fee Waiver**	0.12%
Total Annual Fund Operating Expenses After Fee Waiver	0.57%

*	Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.
**	Pursuant to the terms of an Expense Limitation Agreement, Krane Funds Advisors, LLC (“Krane”) has contractually agreed to reduce its management fee to 0.56% of the Fund’s average daily net assets until July 31, 2017. The Expense Limitation Agreement may only be terminated prior to July 31, 2017 by the Board upon sixty (60) days’ written notice to Krane.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses each period) remain the same. The Example does not reflect any brokerage commissions that you may pay on purchases and sales of Fund shares. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$58	$209	$372	$847

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended March 31, 2016, the Fund’s portfolio turnover rate was 717% of the average value of its portfolio. This rate excludes the value of portfolio securities received or delivered as a result of in kind creations or redemptions of the Fund’s shares.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund will invest at least 80% of its total assets in securities of the Underlying Index (“80% policy”). The Underlying Index seeks to track the performance of investment grade on-shore renminbi (“RMB”)-denominated (or “CNY”) commercial paper issued by sovereign, quasi-sovereign and corporate issuers in the People’s Republic of China’s (“China” or the “PRC”) and traded in the inter-bank bond

KraneShares E Fund China Commercial Paper ETF

market. For purposes of the Underlying Index, investment grade commercial paper is commercial paper that is issued by an issuer whose long-term bonds are rated AAA or equivalent by one or more Chinese credit rating agencies; or commercial paper that is rated at least A-1 or equivalent by one or more Chinese credit rating agencies and is issued by an issuer whose long-term bonds are rated at least AA+ or equivalent by one or more Chinese credit rating agencies. All constituents in the Underlying Index are unsecured bonds. To qualify for inclusion in the Underlying Index, a commercial paper issue must have at least RMB ¥ 600 million outstanding and a remaining term to final maturity of no more than one year (365 days) and no less than one month (31 days). Index constituents are capitalization-weighted based on current amounts outstanding. The Underlying Index does not hedge against fluctuations in the relative value of RMB against the U.S. dollar. Thus, it is expected to have lower returns than an equivalent index that hedges against a weakening RMB if the RMB declines relative to the U.S. dollar.

The Fund uses a passive management strategy, known as “representative sampling,” to track the performance of the Underlying Index. “Representative sampling” is a strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to the Underlying Index. E Fund Management (Hong Kong) Co., Limited (“E Fund”), the Fund’s Co-Adviser, selects the representative sample of securities for the Fund at its discretion, subject to the investment strategy and restrictions of the Fund and oversight by Krane and the Board of Trustees. The Fund’s securities are expected to have, in the aggregate, characteristics (based on factors such as market capitalization, industry weightings, return variability and yield) similar to those of the Underlying Index. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

E Fund has received a Renminbi Qualified Foreign Institutional Investor (“RQFII”) license from the China Securities Regulatory Commission (“CSRC”) and has received an initial quota to invest in PRC securities, such as onshore RMB-denominated commercial paper, for the Fund’s use by China’s State Administration of Foreign Exchange (“SAFE”). E Fund may also obtain a license on behalf of the Fund as a Qualified Foreign Institutional Investor (“QFII”). A PRC securities quota may be required to purchase the securities contained in the Underlying Index. The Fund may also invest in PRC securities through a recent People’s Bank of China program that permits foreign investors to invest directly in PRC fixed income securities traded on the Interbank Bond Market, without a RQFII/QFII license. The securities in which the Fund expects to invest will primarily be purchased in over-the-counter (“OTC”) markets.

The Fund may invest up to 20% of its assets in investments that are not included in the Underlying Index, but which Krane and/or E Fund believes will help the Fund track its Underlying Index. Thus, the Fund may invest in RMB-denominated securities principally traded in the off-shore RMB (or “CNH”) market, which is an OTC market located in countries outside of the PRC, such as Hong Kong and Singapore. The Fund may also invest in debt securities issued in any denomination in other political jurisdictions, including Hong Kong and Singapore, unrated and high yield securities (commonly referred to as “junk bonds”), and investment company securities. Certain cash received by the Fund is expected to be invested in RMB-denominated short-term bond funds domiciled in the PRC (the “PRC Investment Companies”), including PRC Investment Companies sponsored by E Fund. Cash may alternatively be invested in Chinese government bonds, held in a deposit account in China, or invested in U.S. money market funds or other U.S. cash equivalents. No more than 5% of the Fund’s net assets will be invested in any one PRC Investment Company or held in a deposit account in China, and no more than 10% of the Fund’s net assets will be invested in PRC Investment Companies generally.

The Underlying Index is reconstituted and rebalanced on the first business day of each month. The Underlying Index is expected to reflect the commercial paper of approximately 750 issuers at each rebalance. To the extent the Underlying Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry. As of June 30, 2016, issuers in the energy sector (13.73%), industrials sector (17.83%), materials sector (12.54%), and utilities sector (22.24%) represented significant portions of the Underlying Index. The Fund is non-diversified.

Principal Risks

As with all exchange traded funds (“ETFs”), a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. An investment in the Fund is not a deposit with a

KraneShares E Fund China Commercial Paper ETF

bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. In addition to these risks, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

Authorized Participants Concentration Risk.  The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to net asset value and may face delisting from the Exchange.

China Risk.  The Fund’s investments are concentrated in China, and therefore the Fund is susceptible to adverse market, political, regulatory, and geographic events affecting China. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions in China and surrounding Asian countries. In addition, the Chinese economy is export-driven and highly reliant on trade. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and adversely impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. The Chinese government may introduce new laws and regulations that could have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized. An investment in the Fund involves the risk of total loss.

In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are characterized by relatively frequent trading halts and low trading volume, resulting in substantially less liquidity and greater price volatility. These risks may be more pronounced for the PRC debt markets than for Chinese securities markets generally because the PRC debt markets are subject to greater government restrictions and control, including the risk of nationalization and expropriation of private assets, which could result in a total loss of an investment in the Fund. The RMB bond market is volatile with a risk of trading suspensions in particular securities and government interventions. Trading in RMB bonds, including those in the Underlying Index, may be suspended without warning and for lengthy periods. Information on such trading suspensions, including as to their expected length, may be unavailable. Securities affected by trading suspensions may be or become illiquid.

In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold large amounts of non-performing loans. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make certain Chinese securities illiquid.

Specific Risks of Investing in the PRC Debt Markets

An RQFII or QFII license and PRC securities quota may be required to invest directly in the types of CNY securities in which the Fund will invest. The ability of the Fund to achieve its investment objective by tracking the performance of the Underlying Index is dependent on the continuous availability of such securities, including PRC sovereign, quasi- sovereign and corporate debt, and may depend on E Fund’s ability to obtain sufficient QFII/RQFII quota and willingness to allocate sufficient quantities of that quota for the Fund to invest in such securities. The QFII and RQFII programs are an exception to Chinese laws that generally restrict foreign investment in PRC securities. The RQFII rules were adopted relatively recently and are novel. Chinese regulators may alter or eliminate the QFII and RQFII programs at any time. Should the amount of PRC securities that the Fund is eligible to invest in be or become inadequate to meet its investment needs, such as if E Fund is unable to maintain its RQFII or QFII status, the Fund is expected to be adversely affected. In addition, E Fund’s PRC securities quota may be reduced or revoked by the Chinese regulators if, among other things, the Fund fails to use its quota within a limited period of time or E Fund fails to observe SAFE or other applicable Chinese regulations. Under such circumstances, the Fund could be required to dispose of its PRC securities holdings at an inopportune time.

E Fund has received an initial PRC securities quota for the Fund’s use. If the Fund is unable to obtain sufficient exposure to the performance of the Underlying Index due to the limited availability of the PRC securities quota, the Fund could seek exposure to the component securities of the Underlying Index by investing in securities directly through the People’s Bank of China’s Interbank Bond Market program, the CNH market, or securities issued in other jurisdictions. The Fund may also invest in other ETFs that provide comparable exposures. If necessary, the Fund may suspend the sale of shares in Creation Units until

KraneShares E Fund China Commercial Paper ETF

Krane and E Fund determine that the requisite exposure to the component securities of the Underlying Index is obtainable. During the period that creations are suspended, Fund shares may trade at a significant premium or discount to net asset value (the “NAV”). Alternatively, the Fund may change its investment objective and thus track another index of Chinese-related debt securities. In extreme circumstances beyond the control of the Fund, the Fund may incur significant losses due to limited investment capabilities, including based on investment restrictions on RQFIIs and QFIIs (if a QFII license is obtained), illiquidity of the Chinese securities markets, delay or disruption in execution or settlement of trades.

Chinese Credit Rating Risks.  The components of the Underlying Index securities, and therefore the securities held by the Fund, will be rated by Chinese ratings agencies (and not by U.S. entities, such as nationally recognized statistical ratings organizations (“NRSROs”)). The rating criteria and methodology used by Chinese rating agencies may be different from those adopted by NRSROs and international credit rating agencies. Therefore, such rating systems may not provide an equivalent standard for comparison with securities rated by international credit rating agencies.

Currency, Capital Controls and Currency Conversion Risk.  Capital controls outside the control of the Fund may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, adversely affect the trading market and price for shares of the Fund, cause the Fund to decline in value, and limit the Fund’s ability to pay redemptions. Although the RMB is not presently freely convertible, rather it is subject to the approval of SAFE and other relevant authorities, repatriations by RQFIIs are permitted daily and Chinese authorities have indicated their plans to move to a fully freely convertible RMB. There is no assurance that PRC rules and regulations will not change or that repatriation restrictions will not be (re-)imposed in the future. Economic conditions and political events may lead to foreign government intervention and the imposition of additional or renewed capital controls. Because the Fund’s NAV is determined on the basis of U.S. dollars, the Fund may lose value if the RMB depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Thus, while the Fund may perform better than expected given an RMB strengthening relative to the U.S. dollar, it may perform worse than expected in an environment where the RMB is weakening relative to the U.S. dollar.

The Fund may also be subject to delays in converting or transferring U.S. dollars to RMB for the purpose of purchasing PRC securities. This may hinder the Fund’s performance, including because any delay could result in the Fund missing an investment opportunity, purchasing securities at a higher price than originally intended, or incurring cash drag.

Custody Risks.  In accordance with Chinese regulations and the terms of the RQFII and QFII licenses, PRC securities are held in the joint names of the Fund and E Fund. While E Fund may not use such an account for any purpose other than for maintaining the Fund’s assets, the Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. There is a risk that creditors of E Fund may assert that the securities are owned by E Fund and that regulatory actions taken against E Fund may affect the Fund. The risk is particularly acute in the case of cash deposited with a PRC sub-custodian (“PRC Custodian”), because it may not be segregated, and it may be treated as a debt owing from the PRC Custodian to the Fund as a depositor. Thus, in the event of a PRC Custodian bankruptcy, liquidation, or similar event, the Fund may face difficulties and/or encounter delays in recovering its cash.

Tax Risk.  Although Chinese law provides for a 10% withholding tax (“WHT”) on capital gains realized by non-residents, significant uncertainties surround the implementation of this law, particularly with respect to trading of debt-related PRC securities by QFIIs and RQFIIs. In light of this uncertainty, Krane reserves the right to establish a reserve for such tax. If the Fund establishes such a reserve but is not ultimately subject to the tax, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax, even if they benefited from the trading that precipitated the Fund’s payment of it. Investors should note that such provision, if any, may be excessive or inadequate to meet actual WHT liabilities (which could include interest and penalties) on the Fund’s investments. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant PRC tax authorities. Krane intends to make relevant provisions with respect to dividends and interest (if any) on PRC securities if the WHT on dividends and interest is not withheld at the source at the time such income is received.

KraneShares E Fund China Commercial Paper ETF

Concentration Risk.  Because the Fund’s assets will be concentrated in an industry or group of industries or sector, to the extent that the Underlying Index concentrates in a particular industry or group of industries or sector, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries or sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. From time to time, the Fund may invest a significant percentage of its assets in issuers in a single industry (or the same group of industries) or sector of the economy. While the Fund’s sector and industry exposure is expected to vary over time based on the composition of the Underlying Index, the Fund is currently subject to the risks described below. The Fund may have significant exposure to other industries or sectors over time.

Energy Sector Risk.  The energy sector is typically cyclical and highly dependent upon commodities and energy prices. Issuers in this sector are usually subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these issuers’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities.

Industrials Sector Risk.  The industrials sector may be affected by changes in the supply and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.

Materials Sector Risk.  The materials sector may be adversely impacted by the volatility of commodity prices, exchange rates, depletion of resources, over-production, litigation and government regulations, among other factors.

Utilities Sector Risk.  The utilities sector is subject to significant government regulation and oversight. Companies in the utilities sector may be adversely affected due to increases in commodity and operating costs, rising costs of financing capital construction and the cost of complying with government regulations, among other factors.

Emerging Markets Risk.  The Fund’s investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, greater risk of asset seizures and capital controls, lower trading volume, political and economic instability, greater risk of market shutdown and more governmental limitations on foreign investments than typically found in developed markets.

ETF Cash Transactions Risk.  Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to “Authorized Participants.” Unlike many other ETFs, however, the Fund expects to effect its creations and redemptions for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could avoid by making redemptions in kind. As a result, the Fund may pay out higher annual capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

Fixed Income Securities Risk.  Fixed income securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will not make timely interest payments or repay the principal of bonds issued (i.e., it defaults on its obligations). This risk is significant, given that the Fund invests in unsecured debt instruments. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the level of interest rates. When interest rates go up, the prices of most bonds go down; and when interest rates go down, the prices of most bonds go up. Bonds with longer durations tend to be more sensitive to interest rate changes, typically making them more volatile. The current low-interest-rate environment heightens the risks associated with rising interest rates.

Foreign Securities Risk.  Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about non-U.S. issuers. Non-U.S. issuers, especially issuers in China and other emerging markets, may also be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Income from securities of non-U.S. issuers, including, in the case of Chinese issuers, gains on the sale of such securities, may be subject to foreign taxes. Even if the Fund qualifies to pass these taxes through to shareholders, your

KraneShares E Fund China Commercial Paper ETF

ability to claim a credit for such taxes may be limited, particularly in the case of taxes on capital gains. Investments in foreign securities may be less liquid than investments in U.S. securities.

Geographic Focus Risk.  The Fund’s investments are focused in China and Hong Kong, and therefore the Fund will be susceptible to adverse market, political, regulatory, and geographic events affecting those regions.

China.  The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. In addition, the Chinese economy is export-driven and highly reliant on trade. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and adversely impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy, and may introduce new laws and regulations that have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized. An investment in the Fund involves a risk of total loss. In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are characterized by relatively frequent trading halts and low trading volume, resulting in substantially less liquidity and greater price volatility. Further, the Chinese economy is heavily dependent upon trading with key partners, such as the United States, Japan and countries in the European Union. Any reduction in this trading may cause an adverse impact on the Chinese economy and, thus, the value of the Fund’s investments.

Hong Kong.  The economy of Hong Kong has few natural resources and any fluctuation or shortage in the commodity markets could have a significant adverse effect on the Hong Kong economy. Hong Kong is also heavily dependent on international trade and finance. Additionally, the continuation and success of the current political, economic, legal and social policies of Hong Kong is dependent on and subject to the control of the Chinese government.

High Portfolio Turnover Risk.  The Fund's strategy may result in high turnover rates, which may increase the Fund's brokerage commission costs and negatively impact the Fund's performance.

High Yield and Unrated Securities Risk.  Securities that are unrated or rated below investment grade (or “junk bonds”) are subject to greater risk of loss of income and principal than highly rated securities. Junk bonds are inherently speculative. The prices of unrated and high yield securities are likely to be more volatile than those of highly rated securities, and the secondary market for them may be less liquid than that for highly rated securities.

Interbank Bond Market Program Risk.  Because the People’s Bank of China’s program permitting foreign investors to invest directly in PRC fixed income securities traded on the Interbank Bond Market is new, the actual effect on the market for trading for securities included in the Underlying Index with the introduction of large numbers of foreign investors is unknown. Further, regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the program. There is no guarantee that the People’s Bank of China will continue to support this program in the future.

Investment in Investment Companies Risk.  The Fund may invest up to 10% of its net assets in shares of other investment companies, including ETFs and PRC Investment Companies, provided that it does not own more than 3% of any one ETF or invest more than 5% of its assets in any PRC Investment Company. As a result of such investments, the Fund will indirectly be exposed to the risks of investments by such funds. Moreover, the Fund will incur its pro rata share of the underlying investment companies’ expenses. These investments limitations do not apply to investments in U.S. money market funds. E Fund is subject to conflicts of interest in allocating Fund assets to PRC Investment Companies that are sponsored by E Fund to the extent it is paid a management fee both by the Fund and such PRC Investment Companies.

International Closed Market Trading Risk.  Because the Fund’s underlying securities trade on markets that may be closed when the Exchange is open, there are likely to be deviations between current pricing of an underlying security and stale pricing resulting in the Fund trading at a discount or premium to net asset value that may be greater than those incurred by other exchange-traded funds.

Liquidity Risk. The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. The Underlying

KraneShares E Fund China Commercial Paper ETF

Index consists of RMB-denominated debt securities issued inside mainland China, certain of which may be or become illiquid. If a number of securities held by the Fund halt trading, such as due to an exchange’s limit-up, limit-down rules, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt.

Management Risk.  Because the Fund generally employs a representative sampling strategy to track the performance of the Underlying Index and invests in less than the total number of securities in the Underlying Index, the Fund is subject to management risk. This is the risk that the representative sampling process, which is subject to a number of constraints, may not produce the intended results.

Market Risk.  The values of securities in the Underlying Index could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors, such as increasing interest rates, could cause increased volatility in global financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund. Further, the Fund is susceptible to the risk that certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements. Such market developments may also cause the Fund to encounter difficulties in timely honoring redemptions, especially if market events cause an increased incidence of shareholder redemptions.

Non-Diversified Fund Risk.  Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single issuer could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Passive Investment Risk.  The Fund is not actively managed and therefore may not sell an equity security due to current or projected underperformance of a security, industry or sector. The Fund’s use of a representative sampling approach may result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held more of the securities in the Underlying Index.

Premium/Discount Risk.  Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines.

Secondary Market Trading Risk.  Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained.

Sovereign and Quasi Sovereign Debt Risk.  The governmental authority that controls the repayment of the debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt service burden to the economy as a whole; or the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Fund may have limited legal recourse against the issuer and/or guarantor. During periods of economic uncertainty, the market prices of government and quasi-sovereign PRC securities, and the Fund’s NAV, may be more volatile than prices of corporate bonds, which may result in losses. In the past, certain governments of emerging market countries have declared themselves unable to meet their financial obligations on a timely basis, which has resulted in losses for holders of such government and quasi-sovereign bonds.

Tax Risk.  In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy income, asset diversification and distribution requirements each year. If the

KraneShares E Fund China Commercial Paper ETF

Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Tracking Error Risk.  The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index due to, among other factors, the Fund’s use of a representative sampling strategy and the Fund holding cash under certain circumstances in lieu of Underlying Index securities, such as when the Fund is subject to delays converting U.S. dollars into a foreign currency to purchase foreign securities. The Fund may not be able to invest in certain components of the Underlying Index due to legal restrictions imposed by foreign governments or other regulatory reasons. In addition, certain securities included in the Underlying Index may be suspended from trading. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets, the Fund’s ability to track the Underlying Index may be adversely affected. Changes in currency exchange rates or delays in converting currencies may also cause tracking error.

Valuation Risk.  Independent market quotations for the non-U.S. securities held by the Fund may not be readily available, and such securities may be fair valued. In addition, the securities in which the Fund invests may trade on days that the Fund does not price its shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their holdings.

Performance Information

The following bar chart and table illustrate the variability of the Fund’s returns and indicate the risks of investing in the Fund by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by visiting www.kraneshares.com.

Total Annual Returns For Calendar Year Ended December 31

As of June 30, 2016, the Fund’s year-to-date total return was -1.35%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter Ended/Year
Highest Return	1.57%	6/30/2015
Lowest Return	-2.17%	9/30/2015

KraneShares E Fund China Commercial Paper ETF

Average Annual Total Returns for the period ended December 31, 2015

KraneShares E Fund China Commercial Paper ETF	1 year	Since Inception (12-2-2014)
Return Before Taxes	-1.17%	-1.74%
Return After Taxes on Distributions	-1.65%	-2.29%
Return After Taxes on Distributions and Sale of Fund Shares	-0.66%	-1.56%
CSI Diversified High Grade Commercial Paper Index (Reflects no deduction for fees, expenses or taxes)	0.19%	-0.52%
S&P 500 Index (Reflects no deduction for fees, expenses or taxes)	1.38%	1.08%

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

Management

Investment Manager and Co-Adviser

Krane Funds Advisors, LLC serves as the investment manager to the Fund.

E Fund Management (Hong Kong) Co., Limited serves as the Co-Adviser to the Fund.

Portfolio Managers

Ms. Xiaochen Wang and Messrs. Guandgong Qi and Ethan Chan, CFA serve as the Fund’s co-portfolio managers. Ms. Wang and Mr. Qi have served in those roles since the Fund’s inception in 2014 and Mr. Chan has served in that role since 2016.

Purchase and Sale of Fund Shares

Shares may be purchased and redeemed from the Fund only in “Creation Units” of 50,000 shares, or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account, which may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.